Rule 497(d)


                                     FT 795


            Supplement to the Prospectus dated December 12, 2003


         Notwithstanding anything to the contrary in the Prospectus, dealers and other selling agents who, during any consecutive 12-month period, sell at least $100 million worth of primary market units of unit investment trusts sponsored by First Trust Portfolios L.P. will receive a concession of $1,000 in the month following the achievement of this level. In addition, for purposes of determining which firms are eligible to receive the additional volume sales concessions, eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to broker/dealer firms or firms who place orders through clearing firms that are eligible dealers.


         On Units purchased after the last deferred sales charge payment has been assessed, the transactional sales charge will be reduced by 1/2 of 1% on each subsequent December 31, commencing December 31, 2004, to a minimum transactional sales charge of 3.00%.





February 9, 2004